Rule 497(e)
                                                        File No. 2-75503


                        MAXIM SERIES FUND, INC.
                        Supplement to Prospectus
                          dated April 30, 1996

 Insert on page 30 of the Prospectus amending disclosure regarding the day-to-day manager for the Maxim INVESCO Small-Cap Growth Portfolio.

     The day-to-day management of the Maxim INVESCO Small-Cap Growth Portfolio is provided by a team of individuals, led by Timothy J. Miller (since 1997). Mr. Miller also serves as the co-portfolio manager of the INVESCO Small Company Growth Fund (since
1997); co-portfolio manager of the INVESCO Growth Fund (since 1996); portfolio manager of the INVESCO Dynamics Fund (since 1993); senior vice president
(1995 to
present), vice president (1993-1995) and portfolio manager (1992 to present) of ITC.
Formerly (1979 to 1992), Mr. Miller was analyst and portfolio manager with Mississippi
Valley Advisors. Trent E. May is a co-portfolio manager of the Maxim INVESCO Small-
Cap Growth Portfolio and INVESCO Small Company Growth Fund (since 1997); co-portfolio manager of the INVESCO Growth Fund (since 1996); portfolio manager (since
1996) of ITC. Formerly, Mr. May was senior equity fund manager/equity analyst at
Munder Capital Management in Detroit. Stacie Cowell is a co-portfolio manager of the
Maxim INVESCO Small-Cap Growth Portfolio and INVESCO Small Company Growth
Fund
(since 1997); portfolio manager (since 1996) of ITC. Formerly, Ms. Cowell was senior equity analyst with Founders Asset Management; and was capital markets and trading analyst with Chase Manhattan Bank in New York.


The date of this supplement is February 3, 1997.